Exhibit 10.6

AMENDMENT NO. 1

to that certain

THIRD AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT

This AMENDMENT NO. 1 (this “Amendment”), dated as of October 1, 2013, is by and among CAI INTERNATIONAL, INC., a Delaware corporation (“CAI”), Container Applications Limited, a corporation organized under the laws of Barbados (“CAL” and, together with CAI, the “Borrowers”, and each, individually, a “Borrower”), BANK OF AMERICA, N.A., (“Bank of America”) and the other lending institutions from time to time party to the Credit Agreement referred to below (collectively, the “Lenders”), Bank of America, as administrative agent for itself and the other Lenders (in such capacity, the “Administrative Agent”), MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED,  UNION BANK, N.A. and WELLS FARGO BANK, N.A., as syndication agents, MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED,  UNION BANK, N.A. and WELLS FARGO SECURITIES, LLC, as joint lead arrangers and book managers, and BANK OF MONTREAL (CHICAGO BRANCH),  JPMORGAN CHASE BANK, N.A. and SOVEREIGN BANK, N.A. as co-agents.  Capitalized terms used herein without definition shall have the respective meanings provided therefor in the Credit Agreement referred to below.

WHEREAS, the Borrowers, the Lenders and the Administrative Agent are parties to that certain Third Amended and Restated Revolving Credit Agreement, dated as of March 15, 2013 (as may be amended, restated, amended and restated, supplemented and otherwise in effect from time to time, the “Credit Agreement”), pursuant to which the Lenders, upon certain terms and conditions, have agreed to make loans and otherwise extend credit to the Borrowers; and

WHEREAS, the Borrowers, the Administrative Agent and the Lenders have agreed to amend certain of the terms and provisions of the Credit Agreement as set forth herein subject to the conditions set forth below;

NOW THEREFORE, in consideration of the mutual agreements contained in the Credit Agreement and herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

§1. Amendments to Credit Agreement and Exhibits. Subject to the satisfaction of the conditions precedent set forth in §3 below:

(a)The Credit Agreement is hereby amended by deleting the definition of “Consolidated Operating Cash Flow” in §1.1 of the Credit Agreement and substituting the following new definition in lieu thereof:

Consolidated Operating Cash Flow.  With respect to any fiscal period of CAI and its Subsidiaries, an amount equal to (i) Consolidated EBITDAR for such fiscal period minus (ii) cash income taxes paid or payable in such fiscal period, all as determined in accordance with GAAP.

(b)Exhibit D to the Credit Agreement is hereby amended by deleting the words “minus Restricted Payments made in cash during such fiscal period:” from Section 3(A) thereof.

§2. Representations and Warranties.  As of the Amendment Effective Date (as defined below), CAI (for itself and each of its Subsidiaries) and CAL (for itself) represents and warrants to the Lenders and the Administrative Agent as follows:

(a)Representations and Warranties in Credit Agreement.  The representations and warranties of the Borrowers contained in the Credit Agreement were true and correct in all material respects when made, and continue to be true and correct on such Amendment Effective Date.

(b)Authority,  Etc.  The execution and delivery by each of the Borrowers of this Amendment and the performance by each of the Borrowers of all of its respective agreements and obligations of this Amendment and the other documents delivered in connection therewith (collectively, the “Amendment Documents”), the Credit Agreement as amended hereby and the other Loan Documents (i) are within the corporate or company authority of such Borrower, (ii) have been duly authorized by all necessary corporate or company proceedings by such Borrower, (iii) do not conflict with or result in any breach or contravention of any provision of law, statute, rule or regulation to which such Borrower is subject or any judgment, order, writ, injunction, license or permit applicable to such Borrower, (iv) do not conflict with any provision of the Governing Documents of, or any agreement or other instrument binding upon, such Borrower, and (v) do not require the approval or consent of, or filing with, any Person other than those already obtained.

(c)Enforceability of Obligations. The Amendment Documents, the Credit Agreement as amended hereby, and the other Loan Documents constitute the legal, valid and binding obligations of such Borrower, enforceable against such Borrower in accordance with their respective terms.

(d)No Default.  Immediately after giving effect to this Amendment, no Default or Event of Default exists under the Credit Agreement or any other Loan Document.

§3. Conditions to Effectiveness.  The amendments provided for in §1 of this Amendment shall take effect upon the receipt by the Administrative Agent of a counterpart signature page to this Amendment, duly executed and delivered by each of the Borrowers, the Required Lenders and the Administrative Agent (the “Amendment Effective Date”).

§4. Satisfaction of Conditions.  Without limiting the generality of the foregoing §3, for purposes of determining compliance with the conditions specified in §3, each Lender that has signed this Amendment shall be deemed to have consented to, approved or accepted, or to be satisfied with, each document or other matter required thereunder to be consented to or approved by or acceptable or satisfactory to a Lender unless the Administrative Agent shall have received notice from such Lender prior to the date hereof specifying its objection thereto.

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§5. Miscellaneous Provisions.  This Amendment shall constitute one of the Loan Documents referred to in the Credit Agreement.  Except as otherwise expressly provided by this Amendment, all of the terms, conditions and provisions of the Credit Agreement shall remain the same.  It is declared and agreed by each of the parties hereto that the Credit Agreement, as amended hereby, shall continue in full force and effect, and that this Amendment and the Credit Agreement shall be read and construed as one instrument.  Nothing contained in this Amendment shall be construed to imply a willingness on the part of the Lenders or the Administrative Agent to grant any similar or other future amendment of any of the terms and conditions of the Credit Agreement or the other Loan Documents or shall in any way prejudice, impair or effect any rights or remedies of the Lenders and the Administrative Agent under the Credit Agreement or the other Loan Documents.  THIS AMENDMENT SHALL BE CONSTRUED ACCORDING TO AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK AND SHALL FOR ALL PURPOSES BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF SAID STATE (EXCLUDING THE LAWS APPLICABLE TO CONFLICTS OR CHOICE OF LAW (OTHER THAN THE NEW YORK GENERAL OBLIGATIONS LAW §5-1401)).  This Amendment may be executed in any number of counterparts, but all such counterparts shall together constitute but one instrument.  Delivery of an executed signature page of this Amendment by facsimile or electronic transmission shall be effective as delivery of a manually executed counterpart thereof.  In making proof of this Amendment it shall not be necessary to produce or account for more than one counterpart signed by each party hereto by and against which enforcement hereof is sought.  Headings or captions used in this Amendment are for convenience of reference only and shall not define or limit the provisions hereof.  The Borrowers hereby agree to pay to the Administrative Agent on demand all reasonable costs and expenses incurred or sustained by the Administrative Agent in connection with the preparation of this Amendment (including reasonable legal fees and disbursements of the Administrative Agent’s Special Counsel).

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IN WITNESS WHEREOF, the parties hereto have executed this Amendment as an agreement as of the date first written above.

CAI INTERNATIONAL, INC.

By:	/s/ Victor Garcia
Name: Victor Garcia
Title: President and Chief Executive Officer

Container Applications Limited

By:	/s/ Carolyn Attong
Name: Carolyn Attong
Title: Chief Executive Officer

Lenders and Administrative Agent:

BANK OF AMERICA, N.A., as Administrative Agent

By:	/s/ Irene Bertozzi Bartenstein
Name: Irene Bertozzi Bartenstein
Title: Director

BANK OF AMERICA, N.A., as a Lender Swing Line Lender and L/C Issuer

By:	/s/ Irene Bertozzi Bartenstein
Name: Irene Bertozzi Bartenstein
Title: Director

Wells Fargo Bank, National Association, as a Lender

By:	/s/ Kevin C. Ryan
Name: Kevin C. Ryan
Title: Managing Director

JPMORGAN CHASE BANK, NA, as a Lender

By:	/s/ Robert J. Hurley
Name: Robert J. Hurley
Title: Sr. Vice President

BANK OF MONTREAL (CHICAGO BRANCH), as a Lender

By:	/s/ Bob Bomben
Name: Bob Bomben
Title: Director

SOVEREIGN BANK, N.A., as a Lender

By:	/s/ William R. Rogers
Name: William R. Rogers
Title: Sr. Vice President

COMPASS BANK, as a Lender

By:	/s/ Erik Velastegui
Name: Erik Velastegui
Title: Sr. Vice President

HSBC BANK USA, N.A., as a Lender

By:	/s/ Tyler M. Foster
Name: Tyler M. Foster
Title: Vice President

SUNTRUST BANK, as a Lender

By:	/s/ Chris Hursey
Name: Chris Hursey
Title: Vice President

CITY NATIONAL BANK, a national banking association, as a Lender

By:	/s/ Jeanine Smith
Name: Jeanine Smith
Title: Vice President

COLUMBIA STATE BANK, as a Lender

By:	/s/ Kevin N. Meabon
Name: Kevin N. Meabon
Title: Sr. Vice President

AMERICAN SAVINGS BANK, F.S.B., as a Lender

By:	/s/ Rian DuBach
Name: Rian DuBach
Title: Vice President